SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]                 Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

JENNIFER CONVERTIBLES, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 2/5/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
NOTICE OF PROXY STATEMENT/ANNUAL REPORT COMBO
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 1/18/08.

To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	** Email: sendmaterial@investorEconnect.com

** If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

JENNIFER CONVERTIBLES, INC.

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Meeting Type:	ANNUAL	Meeting Location:	Holiday Inn
Meeting Date:	2/5/08		215 Sunnyside Blvd.
Meeting Time:	10:00 a.m. Eastern Time		Plainview, New York 11803
For holders as of:	12/10/07

Directions

From the West
•	Grand Central Parkway East
•	Grand Central Parkway turns into Northern State Parkway at the Nassau County border.
•	Take Exit 38 - Sunnyside Blvd. off the Northern State Parkway.
•	Left turn onto Sunnyside Blvd.
•	Hotel is 200 yards on left.

From the East
•	Long Island Expressway (Route 495)
•	WEST to Exit 46 - Sunnyside Blvd.
•	Hotel on NORTH corner of Expressway.

From the South
•	Seaford-Oyster Bay Expressway (Route 135) NORTH to Long Island Expressway (Route 495)
•	EAST to Exit 46 - Sunnyside Blvd.
•	Hotel on NORTH corner of Expressway.

Voting items
The Board of Directors recommends a vote FOR Proposals 1 and 2.
1.	To elect a Board of Directors to serve until the 2009 Annual Meeting of Stockholders:
Nominees: 01) Harley J. Greenfield 02) Edward G. Bohn 03) Kevin J. Coyle 04) Rami Abada 05) Mark Berman

2.	To ratify the appointment of Eisner LLP as the independent registered public accountants for the Company for the fiscal year ending August 30, 2008.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions